UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No.       )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a‑12

RIGHTSIDE GROUP, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 02, 2017. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: April 12, 2017 Date: June 02, 2017 Time: 1:30 PM PDT Location: Woodmark Hotel 1200 Carillon Point Kirkland, WA 98033 0000334531_1 R1.0.1.15 RIGHTSIDE GROUP, LTD RIGHTSIDE GROUP, LTD 5808 LAKE WASHINGTON BLVD. N.E. SUITE 300 KIRKLAND, WA 98033 Annual Meeting April 12, 2017 June 02, 2017 June 02, 2017 1:30 PM PDT Woodmark Hotel 1200 Carillon Point Kirkland, WA 98033

Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote to vote Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the following page) in the subject line. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:   1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment 1. Notice & Proxy Statement 2. and Form 10-K advisor. Please make the request as instructed above on or before May 21, 2017 to facilitate timely delivery. 0000334531_2 R1.0.1.15 xxxx xxxx xxxx xxxx xxxx xxxx xxxx xxxx xxxx xxxx xxxx xxxx

Voting items 0000334531_3 R1.0.1.15 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Diane M. Irvine 02 Robert J. Majteles 03 Taryn J. Naidu The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2017. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

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